UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 17, 2006
ASSURANCEAMERICA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-06334	87-0281240

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

RiverEdge One, Suite 600 5500 Interstate North Parkway Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)
(770) 952-0200 x259

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     AssuranceAmerica Corporation announced its unaudited financial results for June 2006 and the six months ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01 Other Events
     On July 17, 2006 an interview with the President and CEO of the Company was published. A copy of the article is attached as Exhibit 99.2 to this Current Report on Form 8-K.
     On July 28, 2006, the Company distributed a letter to shareholders and others describing certain unaudited results of the business for the month of June 2006 and the six months ending June 30, 2006. A copy of the letter is attached as Exhibit 99.3 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated July 27, 2006, issued by Registrant
99.2	Business Article dated July 17, 2006.
99.3	Shareholders Letter dated July 28, 2006, issued by Registrant
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 1, 2006	ASSURANCEAMERICA CORPORATION

	By:	/s/ Mark H. Hain

Mark H. Hain, Senior Vice President and General Counsel